Exhibit 10.2





                               SECURITY AGREEMENT


         This SECURITY AGREEMENT (this "Agreement") is made this 1st day of December, 2006, among Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO FOOTHILL, INC., in its capacity as administrative agent for the Lender Group and each Bank Product Provider (together with its successors, "Agent").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the "Credit Agreement") among ORION HEALTHCORP, INC., a Delaware corporation ("Parent"), and each of Parent's Subsidiaries party thereto (each individually a "Borrower", and individually and collectively, jointly and severally, as "Borrowers"), the lenders party thereto as "Lenders" ("Lenders"), and Agent, the Lender Group is willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof, and

         WHEREAS, Agent has agreed to act as agent for the benefit of the Lender Group and each Bank Product Provider in connection with the transactions contemplated by this Agreement, and

         WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents and to induce the Lender Group to make financial accommodations to Borrowers as provided for in the Credit Agreement, Grantors have agreed to grant a continuing security interest in and to the Collateral (as hereinafter defined) in order to secure the prompt and complete payment, observance and performance of, among other things, (a) all of the present and future obligations of Grantors arising from this Agreement, the Credit Agreement, or the other Loan Documents, including under any Guaranty, (b) all Bank Product Obligations, and (c) all Obligations of Borrowers, including, in the case of each of clauses (a), (b) and (c), reasonable attorneys' fees and expenses and any interest, fees or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding (clauses (a), (b), and (c) being hereinafter referred to as the "Secured Obligations"), and

         NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Credit Agreement; provided, however, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:


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

        (a) "Account" means an account (as that term is defined in the Code).

        (b) "Account Debtor" means any Person who is obligated on an Account, Chattel Paper, or a General Intangible.

        (c) "Agent's Lien" has the meaning specified therefor in the Credit Agreement.

        (d) "Bank Product Obligations" has the meaning specified therefor in the Credit Agreement.

        (e) "Bank Product Provider" has the meaning specified therefor in the Credit Agreement.

        (f) "Books" means books and records (including each Grantor's Records indicating, summarizing, or evidencing such Grantor's assets (including the Collateral) or liabilities, each Grantor's Records relating to such Grantor's business operations or financial condition, and each Grantor's goods or General Intangibles related to such information).

        (g) "Borrower" and "Borrowers" have the meanings specified therefore in the recitals to this Agreement.

        (h) "Cash Equivalents" has the meaning specified therefor in the Credit Agreement.

        (i) "Chattel Paper" means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.

        (j) "Code" means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

        (k) "Collateral" has the meaning specified therefor in Section 2.

        (l) "Commercial Tort Claims" means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on
Schedule 1 attached hereto.

        (m) "Continuance of an Event of Default" shall mean the occurrence of an Event of Default unless such Event of Default is either waived in writing by Agent or is cured to the extent permitted by, and under the terms of, the Credit Agreement.

        (n) "Copyrights" means copyrights and copyright registrations, including the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule 2 attached hereto and made a part hereof, and (i) all reissues, continuations, extensions or renewals thereof,
(ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor's business symbolized by the foregoing and connected therewith, and (v) all of each Grantor's rights corresponding thereto throughout the world.


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

        (o) "Copyright Security Agreement" means each Copyright Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group and each Bank Product Provider, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lender Group and each Bank Product Provider, a security interest in all their respective Copyrights.

        (p) "Credit Agreement" has the meaning specified therefor in the recitals to this Agreement.

        (q) "Deposit Account" means any deposit account (as that term is defined in the Code).

        (r) "Equipment" means equipment (as that term is defined in the Code), except for motor vehicles.

        (s) "Event of Default" has the meaning specified therefor in Section 7 of the Credit Agreement.

        (t) "General Intangibles" means general intangibles (as that term is defined in the Code) and, in any event, including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated securities, and any other personal property other than commercial tort claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

        (u) "Grantor" and "Grantors" has the meaning specified therefor in the recitals to this Agreement.

        (v) "Guaranty" has the meaning specified therefor in the Credit
Agreement.

        (w) "Insolvency Proceeding" has the meaning specified therefor in the Credit Agreement.

        (x) "Intellectual Property" means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists.

        (y) "Intellectual Property Licenses" means rights under or interest in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party (other than off-the-shelf software programs, utilities, tools or applications), whether the applicable Grantor is a licensee or licensor under any such license agreement, including the license agreements listed on Schedule 3 attached hereto and made a part hereof, and the right to use the foregoing in connection with the enforcement of the Lender Group's rights under the Loan Documents, including the right to prepare for sale and sell in a commercially reasonable manner to the extent required under Article 9 of the Code any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.


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        (z) "Inventory" means inventory (as that term is defined in the Code).

        (aa) "Investment Related Property" means (i) investment property (as that term is defined in the Code), and (ii) all of the following regardless of whether classified as investment property under the Code: all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

        (bb) "Lender Group" has the meaning specified therefor in the Credit Agreement.

        (cc) "Loan Document" has the meaning specified therefor in the Credit Agreement.

        (dd) "Negotiable Collateral" means letters of credit, letter of credit rights, instruments, promissory notes, drafts and documents (as that term is defined in the Code) and, in any event, including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated securities, and any other personal property other than commercial tort claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, and oil, gas, or other minerals before extraction.

        (ee) "Obligations" has the meaning specified therefor in the Credit Agreement.

        (ff) "Patents" means patents and patent applications, including the patents and patent applications listed on Schedule 4 attached hereto and made a part hereof, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof,
(iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of each Grantor's rights corresponding thereto throughout the world.

        (gg) "Patent Security Agreement" means each Patent Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group and each Bank Product Provider, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lender Group and each Bank Product Provider, a security interest in all their respective Patents.

        (hh) "Permitted Liens" has the meaning specified therefor in the Credit Agreement.

        (ii) "Person" has the meaning specified therefor in the Credit
Agreement.


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

        (jj) "Pledged Companies" means, each Person listed on Schedule 5 hereto as a "Pledged Company", together with each other Person, all or a portion of whose Stock, is acquired or otherwise owned by a Grantor after the Closing Date.

        (kk) "Pledged Interests" means all of each Grantor's right, title and interest in and to all of the Stock now or hereafter owned by such Grantor, regardless of class or designation, including, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including any certificates representing the Stock, the right to request after the occurrence and during the continuation of an Event of Default that such Stock be registered in the name of Agent or any of its nominees, the right to receive any certificates representing any of the Stock and the right to require that such certificates be delivered to Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

        (ll) "Pledged Interests Addendum" means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.

        (mm) "Pledged Operating Agreements" means all of each Grantor's rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

        (nn) "Pledged Partnership Agreements" means all of each Grantor's rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

        (oo) "Proceeds" has the meaning specified therefor in Section 2.

        (pp) "Real Property" means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.

        (qq) "Records" means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

        (rr) "Security Interest" has the meaning specified therefor in Section
2.

        (ss) "Secured Obligations" has the meaning specified in the recitals to this Agreement.

        (tt) "Securities Account" means a securities account (as that term is defined in the Code).

        (uu) "Stock" has the meaning specified therefor in the Credit Agreement

        (vv) "Supporting Obligations" means Supporting Obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments, or Investment Related Property.


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

        (ww) "Trademarks" means trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on
Schedule 6 attached hereto and made a part hereof, and (i) all renewals thereof,
(ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor's business symbolized by the foregoing and connected therewith, and (v) all of each Grantor's rights corresponding thereto throughout the world.

        (xx) "Trademark Security Agreement" means each Trademark Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group and each Bank Product Provider, in substantially the form of Exhibit D attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lender Group and each Bank Product Provider, a security interest in all their respective Trademarks.

        (yy) "URL" means "uniform resource locator," an internet web address.

2. Grant of Security. Each Grantor hereby unconditionally grants, assigns and pledges to Agent, for the benefit of the Lender Group and each Bank Product Provider, a continuing security interest (hereinafter referred to as the "Security Interest") in all personal property of such Grantor, whether now owned or hereafter acquired or arising and wherever located, including such Grantor's right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the "Collateral"):

        (a) all of such Grantor's Accounts;

        (b) all of such Grantor's Books;

        (c) all of such Grantor's Chattel Paper;

        (d) all of such Grantor's interest with respect to any Deposit Account;

        (e) all of such Grantor's Equipment and fixtures;

        (f) all of such Grantor's General Intangibles;

        (g) all of such Grantor's Inventory;

        (h) all of such Grantor's Investment Related Property;

        (i) all of such Grantor's Negotiable Collateral;

        (j) all of such Grantor's rights in respect of Supporting Obligations;

        (k) all of such Grantor's interest with respect to any Commercial Tort Claims;

        (l) all of such Grantor's money, Cash Equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of Agent or any other member of the Lender Group;


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

        (m) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the "Proceeds"). Without limiting the generality of the foregoing, the term "Proceeds" includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Related Property.

        3. Security for Obligations. This Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, any Bank Product Provider or any of them, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

        4. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any other member of the Lender Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the members of the Lender Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Lender Group be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or other Loan Documents, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the Continuance of an Event of Default and until Agent shall notify the applicable Grantor of Agent's exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.

        5. Representations and Warranties. Each Grantor hereby represents and warrants as follows:

                (a) The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Agent pursuant to Section 6.5 of the Credit Agreement.


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

                (b) Schedule 7 attached hereto sets forth all Real Property owned by Grantors as of the Closing Date.

                (c) As of the Closing Date, no Grantor has any interest in, or title to, any material Copyrights, Intellectual Property Licenses, Patents, or Trademarks except as set forth on Schedules 2, 3 , 4 and 6, respectively, attached hereto. This Agreement is effective to create a valid and continuing Lien on all Copyrights, Intellectual Property Licenses, Patents and Trademarks and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United State Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on
Schedule 8 hereto, all action necessary or desirable to protect and perfect the Security Interest in and to on each Grantor's material Patents, Trademarks, or Copyrights has been taken and such perfected Security Interests are enforceable as such as against any and all creditors of and purchasers from any Grantor. No Grantor has any interest in any material Copyright that is necessary in connection with the operation of such Grantor's business, except for those Copyrights identified on Schedule 2 attached hereto which have been registered with the United States Copyright Office.

                (d) This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor's name on Schedule 8 attached hereto. Upon the making of such filings in accordance with Article 9 of the Code, Agent shall have a first priority perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement. All action by any Grantor necessary to protect and perfect such security interest on each item of Collateral has been duly taken.

                (e) Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 5 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Stock of the Pledged Companies of such Grantor identified on Schedule 5 hereto as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement;
(ii) such Grantor has the right and requisite authority to pledge, the Investment Related Property pledged by such Grantor to Agent as provided herein;
(iii) all actions necessary or desirable to perfect, establish the first priority of, or otherwise protect, Agent's Liens in the Investment Related Collateral, and the proceeds thereof, have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by Agent of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor; (C) upon the filing of financing statements in accordance with Article 9 of the Code in the applicable jurisdiction set forth on Schedule 8 attached hereto for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, upon the delivery of Control Agreements with respect thereto; and (iv) each Grantor has delivered to and deposited with Agent (or, with respect to any Pledged Interests created or obtained after the Closing Date, will deliver and deposit in accordance with Sections 6(a) and 8 hereof) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.


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

                (f) Other than the filing of financing statements in accordance with Article 9 of the Code, no consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

        6. Covenants. Each Grantor, jointly and severally, covenants and agrees with Agent and the Lender Group that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 hereof:

                (a) Possession of Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, and if and to the extent that perfection or priority of Agent's Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly upon the written request of Agent and in accordance with Section 8 hereof, shall execute such other documents and instruments as shall be requested by Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Agent, together with such undated powers endorsed in blank as shall be requested by Agent;

                (b) Chattel Paper.

                        (i) Each Grantor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all "transferable records" as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction;

                        (ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Credit Agreement), promptly upon the written request of Agent, such Chattel Paper and instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Wells Fargo Foothill, Inc., as Agent for the benefit of the Lender Group and each Bank Product Provider";

                (c) Control Agreements.

                        (i) Except to the extent otherwise permitted by the Credit Agreement, each Grantor shall obtain an authenticated Control Agreement, from each bank holding a Deposit Account for such Grantor;

                        (ii) Except to the extent otherwise permitted by the Credit Agreement, each Grantor shall obtain authenticated Control Agreements, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor;


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

                (d) Letter of Credit Rights. Each Grantor that is or becomes the beneficiary of a letter of credit shall promptly (and in any event within 5 Business Days after becoming a beneficiary), notify Agent thereof and, upon the written request by Agent, enter into a tri-party agreement with Agent and the issuer or confirmation bank with respect to letter-of-credit rights (as that term is defined in the Code) assigning such letter-of-credit rights to Agent and directing all payments thereunder to Agent's Account, all in form and substance satisfactory to Agent;

                (e) Commercial Tort Claims. Each Grantor shall promptly (and in any event within 5 Business Days of receipt thereof), notify Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof against any third party and, upon written request of Agent, promptly amend Schedule 1 to this Agreement, authorize the filing of additional financing statements or amendments to existing financing statements and do such other acts or things deemed necessary or desirable by Agent to give Agent a first priority, perfected security interest in any such Commercial Tort Claim;

                (f) Government Contracts. If any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within 5 Business Days of the creation thereof) notify Agent thereof in writing and execute any instruments or take any steps reasonably required by Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to Agent, for the benefit of the Lender Group and each Bank Product Provider, and notice thereof given under the Assignment of Claims Act or other applicable law;

                (g) Intellectual Property.

                        (i) Upon request of Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to evidence Agent's Lien on such Grantor's Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

                        (ii) Each Grantor shall have the duty, to the extent necessary or economically desirable in the operation of such Grantor's business,
(A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor's material Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Each Grantor shall promptly file an application with the United States Copyright Office for any Copyright that has not been registered with the United States Copyright Office if such Copyright is necessary in connection with the operation of such Grantor's business. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor. Each Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License that is necessary or economically desirable in the operation of such Grantor's business without the prior written consent of Agent;

                        (iii) Grantors acknowledge and agree that the Lender Group shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this
Section 6(g), Grantors acknowledge and agree that no member of the Lender Group shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but any member of the Lender Group may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrower and shall be chargeable to the Loan Account;

                        (iv) In no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Patent, Trademark, or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof. Promptly upon any such filing, each Grantor shall comply with Section 6(g)(i) hereof;

                (h) Investment Related Property.

                        (i) If any Grantor shall receive or become entitled to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within 5 Business Days of receipt thereof) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

                        (ii) All sums of money and property paid or distributed in respect of the Investment Related Property which are received by any Grantor shall be held by the Grantors in trust for the benefit of Agent segregated from such Grantor's other property, and such Grantor shall deliver it forthwith to Agent's in the exact form received, except for the endorsement or assignment of such Grantor where (and if) necessary;

                        (iii) Each Grantor shall promptly deliver to Agent a copy of each notice or other communication received by it in respect of any Pledged Interests;

                        (iv) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than pursuant to the Loan Documents;

                        (v) Each Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof;

                        (vi) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or will, at any time provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction;

                (i) Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property it will promptly (and in any event within 2 Business Days of acquisition) notify Agent of the acquisition of such Real Property and will grant to Agent, for the benefit of the Lender Group and each Bank Product Provider, a first priority Mortgage on each fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance satisfactory to Agent, in connection with the grant of such Mortgage as Agent shall request in its Permitted Discretion, including title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable attorneys fees and expenses) incurred in connection therewith. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property.

                (j) Transfers and Other Liens. Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except expressly permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent's consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents; and

                (k) Other Actions as to Any and All Collateral. Each
Grantor shall promptly (and in any event within 5 Business Days of acquiring or obtaining such Collateral) notify Agent in writing upon (i) acquiring or otherwise obtaining any Collateral after the date hereof consisting of Trademarks, Patents, Copyrights, Intellectual Property Licenses, Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in Article 9 of the Code), promissory notes (as defined in the Code, or instruments (as defined in the Code) or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes, or instruments and, in each such case upon the request of Agent and in accordance with Section 8 hereof, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property in accordance with Section 6 hereof and do such other acts or things deemed necessary or desirable by Agent to protect Agent's Security Interest therein.

        7. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

                (a) Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

                (b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder.

        8. Further Assurances.

                (a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

                (b) Each Grantor authorizes the filing by Agent of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as may be necessary or as Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

                (c) Each Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments in any jurisdiction (i) describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction.

                (d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

        9. Agent's Right to Perform Contracts. Upon the occurrence and during the continuance of an Event of Default, Agent (or its designee) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights contained therein of any Grantor.

        10. Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument that Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

                (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

                (b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;

                (c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

                (d) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;

                (e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

                (f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

                (g) Agent on behalf of the Lender Group shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

         To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated and all Secured Obligations indefeasibly paid in full .

        11. Agent May Perform. If any of Grantors fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

        12. Agent's Duties. The powers conferred on Agent hereunder are solely to protect Agent's interest in the Collateral, for the benefit of the Lender Group and each Bank Product Provider, and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

        13. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuation of an Event of Default, Agent or Agent's designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to Agent, for the benefit of the Lender Group and each Bank Product Provider, or that Agent has a security interest therein, and
(b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor's Secured Obligations under the Loan Documents.

        14. Disposition of Pledged Interests by Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.

        15. Voting Rights.

                (a) Upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and with 2 Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent, such Grantor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

                (b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent and the other members of the Lender Group or the value of the Pledged Interests.

        16. Remedies. Upon the occurrence and during the continuance of an Event of Default:

                (a) Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent's offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable "authenticated notification of disposition" within the meaning of
Section 9-611 of the Code. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                (b) Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor's labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements (to the extent such Grantor's rights may be assigned or transferred), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor's rights under all licenses and all franchise agreements shall inure to the benefit of Agent.

                (c) Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

                (d) Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing. Agent shall have the right to the appointment of a receiver for the properties and assets of each of Grantors, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by Agent.

        17. Remedies Cumulative. Each right, power, and remedy of Agent as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent of any or all such other rights, powers, or remedies.

        18. Marshaling. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

        19. Indemnity and Expenses.

                (a) Each Grantor agrees to indemnify Agent and the other members of the Lender Group from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Loan Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.

                (b) Grantors, jointly and severally, shall, upon demand, pay to Agent (or Agent, may charge to the Loan Account) all the Lender Group Expenses that Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof.

        20. Merger, Amendments; Etc. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each of Grantors to which such amendment applies.

        21. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Credit Agreement, and to any of the Grantors at their respective addresses specified in the Credit Agreement or Guaranty, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

        22. Continuing Security Interest: Assignments under Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) be binding upon each of Grantors, and their respective successors and assigns, and (b) inure to the benefit of Agent, each Lender and each Bank Product Provider, and their respective successors and assigns, and shall be enforceable by Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (b), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such the Lender herein or otherwise. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Agent nor any additional Advances or other loans made by any the Lender to Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Lender Group or any Bank Product Provider, or any of them, shall release any of Grantors from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Credit Agreement. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy that Agent would otherwise have had on any other occasion.

        23. Governing Law.

                (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23(b).

                (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                (d) NO ACTION SEEKING ENFORCEMENT OF, OR ANY OTHER LEGAL REMEDY FOUNDED ON, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE COMMENCED IN THE STATE OF CALIFORNIA IN VIOLATION OF SECTION 23(b); PROVIDED THAT IN THE EVENT THAT ANY SUCH ACTION IS COMMENCED OR MAINTAINED IN VIOLATION THEREOF AND THE WAIVER OF JURY TRIAL SET FORTH ABOVE IS NOT ENFORCEABLE, AGENT AND EACH GRANTOR HEREBY ELECTS TO PROCEED AS FOLLOWS: (I) THE COURT SHALL, AND IS HEREBY
DIRECTED TO, MAKE A GENERAL REFERENCE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638 TO A REFEREE OR REFEREES TO HEAR AND DETERMINE ALL OF THE ISSUES IN SUCH ACTION OR PROCEEDING (WHETHER OF FACT OR OF LAW) AND TO REPORT A STATEMENT OF DECISION, PROVIDED THAT ANY SUCH ISSUES PERTAINING TO A "PROVISIONAL REMEDY" AS DEFINED IN CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 1281.8 SHALL BE HEARD AND DETERMINED BY THE COURT, AND (II) GRANTORS SHALL BE SOLELY RESPONSIBLE TO PAY ALL FEES AND EXPENSES OF ANY REFEREE APPOINTED IN SUCH ACTION OR PROCEEDING.

        24. New Subsidiaries. Pursuant to Section 5.16 of the Credit Agreement, any new direct or indirect Subsidiary (whether by acquisition or creation) of Grantor is required to enter into this Agreement by executing and delivering in favor of Agent a supplement to this Agreement in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

        25. Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Agent" shall be a reference to Agent, for the benefit of the Lender Group and each Bank Product Provider.

        26. Miscellaneous.

                (a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

                (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

                (c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

                (d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

                (e) Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless


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

otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Secured Obligations other than unasserted contingent indemnification obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and that are not required by the provisions of the Credit Agreement to be repaid or cash collateralized. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

                  [Remainder of Page Intentionally Left Blank]


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

         IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.


GRANTORS:

                                        ORION HEALTHCORP, INC.


                                        By:  /s/ Terrence L. Bauer
                                           -------------------------------
                                        Name: Terrence L. Bauer
                                        Title:  President


                                        INTEGRATED PHYSICIAN SOLUTIONS, INC.


                                        By: /s/ Terrence L. Bauer
                                        Name: Terrence L. Bauer
                                        Title:  President


                                        MEDICAL BILLING SERVICES, INC.


                                        By:   /s/ Stephen H. Murdock
                                           ------------------------------------
                                        Name: Stephen H. Murdock
                                        Title:  Secretary


                                        ON-LINE ALTERNATIVES, INC.


                                        By:  /s/ Terrence L. Bauer
                                           -------------------------------
                                        Name: Terrence L. Bauer
                                        Title: Chief Executive Officer


                                        ON LINE PAYROLL SERVICES, INC.


                                        By:  /s/ Terrence L. Bauer
                                           -------------------------------
                                        Name: Terrence L. Bauer
                                        Title: Chief Executive Officer

                                        RAND MEDICAL BILLING, INC.


                                        By:  /s/ Terrence L. Bauer
                                           -------------------------------
                                        Name: Terrence L. Bauer
                                        Title: Chief Executive Officer

AGENT:                                  WELLS FARGO FOOTHILL, INC., as Agent


                                        By:   /s/ Daniel Morihiro
                                           -------------------------------
                                        Name:  Daniel Morihiro
                                        Title:  Vice President






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